UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 22, 2005

                           NETWORTH TECHNOLOGIES, INC.
                              (F/K/A COLMENA CORP.)
             (Exact name of registrant as specified in its charter)

            DELAWARE                   0-27842                    54-1778587
  State or Other Jurisdiction       (Commission               (I.R.S. Employer
        of Incorporation)           File Number)            Identification No.)


          6499 NW 9TH AVENUE, SUITE 304, FORT LAUDERDALE, FLORIDA 33309
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 670-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (b) Effective on February 22, 2005, the registrant's principal financial officer and principal accounting officer, April J. Green, resigned as Chief Financial Officer and Secretary and from all other officer and positions with the registrant and its subsidiaries in order to pursue other opportunities. The registrant has not appointed a new principal financial officer or principal accounting officer.

      (c) On February 21, 2005, the Board of Directors of the registrant appointed L. Joshua Eikov as interim Secretary and Treasurer of the registrant. Mr. Eikov will continue as President of the registrant.


ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

      (a) On February 17, 2005, the Board of Directors of the registrant authorized the merger into the registrant of its wholly owned subsidiary, NetWorth Government Systems, Inc., a Florida corporation, with the registrant continuing as the survivor of that merger and the outstanding shares of capital stock of that subsidiary being canceled. The Board of Directors also authorized the change of corporate name of the registrant to "NetWorth Technologies, Inc." in connection with that merger, in order to assure the effectiveness under Delaware corporate law of that change of corporate name (originally approved by the Board of Directors on October 7, 2004) without action of the stockholders of the registrant.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

     9.01 (c) EXHIBITS

     3. Certificate of Ownership Merging NetWorth Government Systems, Inc. into NetWorth Technologies, Inc.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

         DATED:  FEBRUARY 28, 2005


                                                  NETWORTH TECHNOLOGIES, INC.

                                                  By: /s/ L. Joshua Eikov
                                                      --------------------------
                                                      L. Joshua Eikov
                                                      President, Chief Executive
                                                      Officer, Secretary and
                                                      Treasurer